EXHIBIT 10.4
                                  ------------

                            RASER TECHNOLOGIES, INC.

               AMENDED AND RESTATED 2004 LONG-TERM INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Amended and Restated 2004 Long-Term Incentive Plan shall have the same defined meanings in this Stock Option Agreement.

I. NOTICE OF STOCK OPTION GRANT
-------------------------------
Name:
Address:

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant
                                   ---------------------------------------------
Vesting Commencement Date
                                   ---------------------------------------------
Exercise Price per Share
                                   ---------------------------------------------
Total Number of Shares Granted
                                   ---------------------------------------------
Total Exercise Price
                                   ---------------------------------------------

Type of Option:                        ___      Incentive Stock Option
                                       ___      Nonstatutory Stock Option

Term/Expiration Date:
                                   ---------------------------------------------

Vesting Schedule:
----------------

         This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

         ____ of the Shares subject to the Option shall vest three (3) months after Vesting Commencement Date, and ____ of the Shares subject to the Option shall vest every ____ months thereafter, subject to Optionee continuing to be a Service Provider on such dates.

         Notwithstanding the foregoing vesting schedule, immediately prior to a Change in Control (as that term is defined below), the Option shall become vested and exercisable as to all unvested Shares (but in no event shall the option become vested and exerciseable for more than 100% of the Shares subject to the Option).

         Notwithstanding the foregoing vesting schedule, if Optionee ceases to be a Service Provider as a result of Optionee's Disability or death, the Option shall become vested and exercisable as to all unvested Shares (but in no event shall the option become vested and exerciseable for more than 100% of the Shares subject to the Option).

         For the purposes of this Option Agreement, "Change in Control" means the occurrence of (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities, other than a transfer of fifty percent (50%) or more of the total voting power incidental to the sale of

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securities  by  the  Company  for  capital  raising  purposes  in  one  or  more transactions; or (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company's assets; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

         Termination Period:
         -------------------

         This Option shall be exercisable for three (3) months after Optionee ceases to be a Service Provider. Upon Optionee's death or Disability, this Option may be exercised for one (1) year after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II. AGREEMENT
-------------

         1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise
Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 17(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

         If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

         2. Exercise of Option.
         ----------------------

              (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

              (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

              No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

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         3. Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the  following,  or a  combination  thereof,  at the  election  of the
Optionee:

              a) cash or check;

              b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

              c) surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

         4. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

         5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee. Notwithstanding the foregoing, this Option may be transferred to (i) a member of Optionee's family as a gift or a transfer for value pursuant to a domestic relations order or (ii) an entity in which more than 50% of the voting interests are owned by Optionee and members of Optionee's family.

         6. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

         7. Tax Obligations.

              a)  Withholding   Taxes.   Optionee  agrees  to  make  appropriate
         arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

              b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

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

         8. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of Utah.

         9. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

         Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                 RASER TECHNOLOGIES, INC.


------------------------                 --------------------------------
Signature                                By


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Print Name                               Title


------------------------

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Residence Address



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

                                    EXHIBIT A

                              AMENDED AND RESTATED

                          2004 LONG-TERM INCENTIVE PLAN

                                 EXERCISE NOTICE

Raser Technologies, Inc.
5152 North Edgewood, Dr.
Provo, Utah  84604

Attention: _______________

         1. Exercise of Option. Effective as of today, _____________, _____, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of Raser Technologies, Inc. (the "Company") under and pursuant to the Amended and Restated 2004 Long-Term Incentive Plan (the "Plan") and the Stock Option Agreement dated ____________, ____ (the "Option Agreement").

         2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

         3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 15 of the Plan.

         5. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

         6. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

         7. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to

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the  Administrator  which shall review such dispute at its next regular meeting.
The resolution of such a dispute by the Administrator shall be final and binding on all parties.

         8. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of Utah. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice will continue in full force and effect.

         9. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                            Accepted by:
OPTIONEE                                 RASER TECHNOLOGIES, INC.


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Signature                                By

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Print Name                               Title

Address:                                 Address:
-------                                  -------
                                         5152 North Edgewood Dr.
------------------------                 Provo, Utah  84604

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                                         --------------------------------
                                         Date Received



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